                                                                    EXHIBIT 10.8

                                FMC CORPORATION
                   NON-QUALIFIED RETIREMENT AND THRIFT PLAN
                   ----------------------------------------

           (Amended and Restated Effective as of September 1, 1997)

                                  CERTIFICATE
                                  -----------


     I, _______________________, the_____________________ of FMC Corporation, do
hereby certify that the attached is a true and correct copy of the FMC Corporation Non-Qualified Retirement and Thrift Plan (As Amended and Restated Effective as of September 1, 1997).


                                          By:___________________________________


                                          Title:________________________________



Dated this ____ day of _______________, 1997.

                                FMC CORPORATION
                   NON-QUALIFIED RETIREMENT AND THRIFT PLAN
                   ----------------------------------------

           (Amended and Restated Effective as of September 1, 1997)

                               Table of Contents
                               -----------------
ARTICLE I                                                 1
    Introduction                                          1

         Section 1.1.  Name; Purpose                      1

         Section 1.2.  Administration of the Plan         1

ARTICLE II                                                2
    Definitions                                           2

         Section 2.1. "Account"                           2

         Section 2.2. "Account Balance"                   2

         Section 2.3. "Accounting Date"                   2

         Section 2.4. "Adopting Affiliate"                2

         Section 2.5. "Affiliated Group"                  2

         Section 2.6. "Board"                             2

         Section 2.7. "Code"                              2

         Section 2.8. "Committee"                         2

         Section 2.9. "Company"                           2

         Section 2.10. "Company Stock"                    3

         Section 2.11. "Compensation"                     3

         Section 2.12. "Deferral Contributions"           3

         Section 2.13. "Deferral Contributions Account"   3

         Section 2.14. "Effective Date"                   3

         Section 2.15. "Employer"                         3

         Section 2.16. "ERISA"                            3

         Section 2.17. "Excess Compensation"              3

         Section 2.18. "Matching Contributions"           3

                                FMC CORPORATION
                   NON-QUALIFIED RETIREMENT AND THRIFT PLAN

           (Amended and Restated Effective as of September 1, 1997)

                               Table of Contents

ARTICLE I                                                  1
    Introduction                                           1

         Section 1.1.  Name; Purpose                       1

         Section 1.2.  Administration of the Plan          1

ARTICLE II                                                 2
    Definitions                                            2

         Section 2.1.  "Account"                           2

         Section 2.2.  "Account Balance"                   2

         Section 2.3.  "Accounting Date"                   2

         Section 2.4.  "Adopting Affiliate"                2

         Section 2.5.  "Affiliated Group"                  2

         Section 2.6.  "Board"                             2

         Section 2.7.  "Code"                              2

         Section 2.8.  "Committee"                         2

         Section 2.9.  "Company"                           2

         Section 2.10. "Company Stock"                     3

         Section 2.11. "Compensation"                      3

         Section 2.12. "Deferral Contributions"            3

         Section 2.13. "Deferral Contributions Account"    3

         Section 2.14. "Effective Date"                    3

         Section 2.15. "Employer"                          3

         Section 2.16. "ERISA"                             3

         Section 2.17. "Excess Compensation"               3

         Section 2.18. "Matching Contributions"            3

         Section 2.19. "Matching Contributions Account"    3

         Section 2.20. "Participant"                       4

         Section 2.21. "Permitted Investment"              4

         Section 2.22. "Plan"                              4

         Section 2.23. "Plan Year"                         4

         Section 2.24. "Supplemental Retirement Benefit"   4

         Section 2.25. "Tax-Qualified Plans"               4

         Section 2.26. "Tax-Qualified Retirement Plan"     4

         Section 2.27. "Tax-Qualified Thrift Plan"         4

         Section 2.28. "Year of Service"                   4

ARTICLE III                                                4
    Plan Participation                                     4

         Section 3.1.  Eligibility                         4

         Section 3.2.  Participation                       5

ARTICLE IV                                                 6
    Deferral Plan Contributions                            5

         Section 4.1.  Deferral Contributions              5

         Section 4.2.  Deferral Contributions Account      5

ARTICLE V                                                  6
    Matching Contributions                                 6

         Section 5.1.  Matching Contributions              6

         Section 5.2.  Matching Contributions Account      6

ARTICLE VI                                                                 6
  Deemed Earnings on Account Balances                                      6
     Section 6.1.                                                          6
     (a)  Permitted Investments                                            6
     (b)  Receipts                                                         7
     (c)  Disposition                                                      7
     (d)  Elections                                                        7
     (e)  Actual Investment Not Required                                   7
     Section 6.2.  Crediting of Deferrals                                  7
     Section 6.3.  Statement of Accounts                                   8

ARTICLE VII                                                                8
  Supplemental Retirement Benefits                                         8
     Section 7.1.  Amount of Benefits                                      8
     Section 7.2.  No Supplemental Retirement Benefit Account.             8

ARTICLE VIII                                                               9
  Establishment of Trust                                                   9
     Section 8.1.  Establishment of Trust                                  9
     Section 8.2.  Status of Trust                                         9

ARTICLE IX                                                                 9
  Distribution of Account Balances                                         9
     Section 9.1.  Distribution of Accounts                                9
     Section 9.2.  Emergency Payments                                     10
     Section 9.3.  Distribution of Supplemental Retirement Benefits       11
     Section 9.4.  Distribution of Accounts of Certain Former Employees   11
     Section 9.5.  Involuntary Distributions                              11
     Section 9.6.  Forfeitures                                            12
     Section 9.7.  Designation of Beneficiaries                           12

ARTICLE X                                                                 13
  Amendment and Termination                                               13
     Section 10.1.  Amendment                                             13
     Section 10.2.  Plan Termination                                      13

ARTICLE XI                                                                13
  General Provisions                                                      13
     Section 11.1.  Non-Alienation of Benefits                            13
     Section 11.2.  Withholding for Taxes                                 13
     Section 11.3.  Immunity of Committee Members                         14
     Section 11.4.  Plan Not to Affect Employment Relationship            14
     Section 11.5.  Action by the Employers                               14
     Section 11.6.  Effect on Other Employee Benefit Plans                14
     Section 11.7.  Assumption of Employer Liability                      14
     Section 11.8.  Notices                                               15
     Section 11.9.  Gender and Number; Headings                           15
     Section 11.10. Controlling Law                                       15
     Section 11.11. Successors                                            15
     Section 11.12. Severability                                          15

                                FMC CORPORATION
                   NON-QUALIFIED RETIREMENT AND THRIFT PLAN
                   ----------------------------------------

           (Amended and Restated Effective as of September 1, 1997)


                                   ARTICLE I

                                 Introduction
                                 ------------

     Section 1.1.  Name; Purpose.  The Company established the FMC Deferred
                   -------------
Compensation Equivalent Retirement and Thrift Plan effective as of January 1, 1977. This document constitutes an amendment and restatement of such plan, which is renamed the "FMC Corporation Non-Qualified Retirement and Thrift Plan," effective as of September 1, 1997. Unless otherwise expressly provided herein, the capitalized terms used in the Plan shall have the meanings set forth in
Article II. This Plan shall constitute an unfunded non-qualified deferred compensation arrangement established for the purpose of providing deferred compensation to a select group of management or highly compensated employees (as defined for purposes of Title I of ERISA) of the Company. The Plan is intended to be maintained and administered in connection with the Tax-Qualified Retirement Plan and the Tax-Qualified Thrift Plan for the benefit of selected employees of the Company whose employee pre-tax contributions and benefits that would have been provided to such employees under the terms of the Tax-Qualified Plans but for the exclusion of deferred compensation from creditable compensation thereunder for purposes of computing benefits and contributions, the limitations of Section 401(a)(17) of the Code and, effective as of January 1, 1998, the limitations of Section 402(g) of the Code.

    Section 1.2.  Administration of the Plan.   The Plan shall be administered
                   -------------------------
by the Committee. The duties and authority of the Committee under the Plan shall include (i) the interpretation of the provisions of the Plan, (ii) the adoption of any rules and regulations which may become necessary or advisable in the operation of the Plan, (iii) the making of such determinations as may be permitted or required pursuant to the Plan, and (iv) the taking of such other actions as may be required for the proper administration of the Plan in accordance with its terms. Any decision of the Committee with respect to any matter within the authority of the Committee shall be final, binding and conclusive upon the Company and each Participant, former Participant, designated beneficiary, and each person claiming under or through any Participant or designated beneficiary; and no additional authorization or ratification by the Board shall be required. Any action taken by the Committee with respect to any one or more Participants shall not be binding on the Committee as to any action to be taken with respect to any other Participant. A member of the Committee may be a Participant, but no member of the Committee may participate in any decision directly affecting his rights or the computation of his benefits under the Plan. Each determination required or permitted under the Plan shall be made by the Committee in the sole and absolute discretion of the Committee.


                                  ARTICLE II

                                  Definitions
                                  -----------


     Section 2.1. "Account" means a bookkeeping account maintained by the Company for a Participant under the Plan, including the Deferral Contributions Account and the Matching Contributions Account of a Participant.

     Section 2.2. "Account Balance" means the value, as of a specified date, of any of the Accounts of a Participant.

     Section 2.3. "Accounting Date" means the last day of each Plan Year, or such other date or dates as the Committee may establish under the Plan.

     Section 2.4. "Adopting Affiliate" means an entity that, together with the Company, is considered as a single employer for purposes of Sections 414(b), (c) or (m) of the Code and that has adopted the Tax-Qualified Plans pursuant to the applicable provisions of such plans.

     Section 2.5. "Affiliated Group" has the same meaning as under the Tax-Qualified Plans.

     Section 2.6.   "Board" means the Board of Directors of the Company.

     Section 2.7.   "Code" means the Internal Revenue Code of 1986, as amended.

     Section 2.8. "Committee" means the Employee Welfare Benefits Plan Committee of the Company or its delegate.

     Section 2.9.   "Company" means FMC Corporation.

     Section 2.10.  "Company Stock" means common stock of the Company.

     Section 2.11. "Compensation" has the same meaning as the term "Earnings" under the Tax-Qualified Thrift Plan; provided that any amounts contributed on
                                     --------
behalf of a Participant under this Plan or a salary reduction arrangement under Sections 125 or 401(k) of the Code shall be included in Compensation. Any Compensation paid or payable to a Participant which is in excess of $150,000 (or such other amount as may then be in effect under Section 401(a)(17) of the Code) shall be referred to herein as "Excess Compensation" and shall not be considered for any purpose under this Plan except as specifically provided in Section 4.1 hereof.

     Section 2.12. "Deferral Contributions" means the contributions made on behalf of a Participant pursuant to Section 4.1 of the Plan.

     Section 2.13. "Deferral Contributions Account" means the account maintained on behalf of each Participant which will represent the amount of the Deferral Contributions made on behalf of such Participant pursuant to Section
4.1 of the Plan.

     Section 2.14.  "Effective Date" means September 1, 1997.

     Section 2.15. "Employer" means, both collectively and individually as determined by the context of the applicable provision, the Company and any Adopting Affiliate.

     Section 2.16. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     Section 2.17.  "Excess Compensation" has the meaning set forth in Section
 2.11 of the Plan.

     Section 2.18. "Matching Contributions" means the contributions made on behalf of a Participant pursuant to Section 5.1 of the Plan.

     Section 2.19. "Matching Contributions Account" means the account maintained on behalf of each Participant which will represent the amount of the Matching Contributions made on behalf of such Participant pursuant to Section
5.1 of the Plan.

     Section 2.20. "Participant" means any eligible employee of the Company who is participating under the Plan pursuant to Article III.

     Section 2.21. "Permitted Investment" means such fund or type of investment as may be approved by the Committee from time to time for purposes of the Plan.

     Section 2.22. "Plan" means this "FMC Corporation Non-Qualified Retirement and Thrift Plan," as amended from time to time.

     Section 2.23.  "Plan Year" means the calendar year.

     Section 2.24. "Supplemental Retirement Benefit" has the meaning set forth in Section 7.1 of the Plan.

     Section 2.25. "Tax-Qualified Plans" means the Tax Qualified Retirement Plan and the Tax-Qualified Thrift Plan, as amended from time to time.

     Section 2.26. "Tax-Qualified Retirement Plan" means the FMC Corporation Salaried Employees' Retirement Plan, as amended from time to time.

     Section 2.27. "Tax-Qualified Thrift Plan" means the FMC Employees' Thrift and Stock Purchase Plan, as amended from time to time.

     Section 2.28. "Year of Service" means, with respect to a Participant, the Participant's number of calendar months of employment by the Affiliated Group (including any interruption of employment up to 12 months) divided by 12. A partial month shall be counted as a whole month, and any fractional year of service shall be ignored. "Year of Service" shall not include (i) any period in excess of 12 months for which the Participant does not receive Compensation, including (without limitation) any leave of absence without pay or (ii) any other interruption if employment in excess of 12 months.


                                  ARTICLE III

                              Plan Participation
                              ------------------

     Section 3.1.   Eligibility.  The Committee shall designate each employee
                    -----------
of the Company who is eligible to participate in this Plan; provided, that only
                                                            --------
those employees of the Company who are in a select group of management or are highly compensated (within the meaning of Title I of ERISA) may be designated as eligible to participate in this Plan. The Committee shall not designate any employee of the Company as eligible to participate in the Plan for a Plan Year unless such employee: (i) is eligible to participate in one or both of the Tax-Qualified Plans for such Plan Year; and (ii) is expected to receive Compensation for such Plan Year under such Tax-Qualified Plan (or Tax-Qualified Plans, as the case may be) in an amount that equals or exceeds the amount determinable under Section 401(a)(17) of the Code for such Plan Year.

     Section 3.2.  Participation.  Each employee of the Company who has been
                   -------------
designated by the Committee as eligible to participate in this Plan for a Plan Year shall become a Participant hereunder by timely executing and filing with the Committee a deferral election form in accordance with the requirements of
Article IV.

                                  ARTICLE IV

                            Deferral Contributions
                            ----------------------


     Section 4.1.  Deferral Contributions.  Each Participant who has made an
                   ----------------------
election under the Tax-Qualified Thrift Plan to defer a portion of his Compensation for a Plan Year may elect to defer hereunder an additional amount for such Plan Year. Such additional amount shall be an amount that could not be deferred under the Tax-Qualified Thrift Plan because the following exclusion and limitations would prevent such amounts from being contributed to the Tax-Qualified Thrift Plan: (i) the exclusion of deferred compensation from creditable compensation for purposes of computing contributions, (ii) the limitations set forth in Section 401(a)(17) of the Code and (iii) effective as of January 1, 1998, the limitations set forth in Section 402(g) of the Code. Any amounts deferred by a Participant pursuant to this Section 4.1 shall be credited to such Participant's Deferral Contributions Account within a reasonable period following the date such amounts would have been contributed to the Tax-Qualified Thrift Plan if such amounts would have been otherwise allowed thereunder.

     Section 4.2.  Deferral Contributions Account.  The Committee shall
                   ------------------------------
establish and maintain an account (the "Deferral Contributions Account") with respect to each Participant who has elected to make Deferral Contributions under this Article IV. The Participant's Deferral Contributions Account shall be a bookkeeping account maintained by the Company and shall reflect the amount of Compensation the Participant has elected to defer under the Plan. The amount of any deemed investment earnings and losses on the amounts reflected in a Participant's Deferral Contributions Account shall be credited or charged to his Deferral Contributions Account in accordance with Article VI.

                                   ARTICLE V

                            Matching Contributions
                            ----------------------


     Section 5.1.  Matching Contributions.  For each Plan Year, a matching
                   ----------------------
contribution shall be credited to the Participant's Matching Contributions Account in an amount equal to the matching contributions that would have been made with respect to the Deferral Contributions of such Participant if such Deferral Contributions had been made under the Tax-Qualified Thrift Plan. The amount of such matching contributions shall be credited to this Plan on such Participants' behalf as a "Matching Contribution."

     Section 5.2.  Matching Contributions Account.  The Committee shall
                   ------------------------------
establish and maintain an account (the "Matching Contributions Account") with respect to each Participant who is entitled to receive Matching Contributions under this Article V. The Participant's Matching Contributions Account shall be a bookkeeping account maintained by the Company and shall reflect the amount of the Matching Contributions credited hereunder on behalf of the Participant. The amount of any deemed investment earnings and losses on the amounts reflected in a Participant's Matching Contributions Account shall be credited or charged to his Matching Contributions Account in accordance with Article VI.

                                  ARTICLE VI

                      Deemed Earnings on Account Balances
                      -----------------------------------

     Section 6.1.

     (a)  Permitted Investments.  Each Participant may designate from time to
          ---------------------
time, in such manner as may be satisfactory to the Committee, that all or a portion of his Deferral Contributions Account be deemed to be invested in one or more Permitted Investments. Such amounts shall be deemed to be invested as specified by the Participant either (i) on the day following the later of (A) the date such Participant makes such designation, or (B) the date such amounts are credited to the Participant's Accounts, or (ii) on such other dates as may be reasonably determined by the Committee. All amounts credited to Participants' Matching Contributions Accounts shall be deemed to be invested in Company Stock.

     (b)  Receipts.  Each Account shall be deemed to receive all interest,
          --------
dividends, earnings and other property which would have been received with respect to a Permitted Investment (or Company Stock as the case may be) deemed to be held in such Account if the Company actually owned such Permitted Investment (or Company Stock as the case may be). Cash deemed received with respect to a Permitted Investment (or

Company Stock) shall be credited to the Account as of the date it would have been available for reinvestment if the Company actually owned the Permitted Investment (or Company Stock).

     (c)  Disposition.  Each Participant may elect from time to time, at such
          -----------
time and in such manner as may be satisfactory to the Committee, to dispose of any one or more Permitted Investments deemed to be held in his Account. Such election shall be exercised in accordance with guidelines established by the Committee.

     (d)  Elections.  All elections to be made by a Participant pursuant to this
          ---------
Article VI shall be made only by such Participant; provided, that if such
                                                   --------
Participant dies before his entire Account Balance is distributed pursuant to the terms of the Plan, or if the Committee determines that such Participant is legally incompetent or otherwise incapable of managing his own affairs, the Committee shall have the authority to itself make the elections pursuant to this
Section 6.1 on behalf of such Participant, or designate such Participant's designated beneficiary, legal representative or some near relative of such Participant to make the elections pursuant to this Section 6.1 on behalf of such Participant.

     (e)  Actual Investment Not Required.  The Company need not actually make
          ------------------------------
any Permitted Investment. If the Company should from time to time make any investment similar to a Permitted Investment, such investment shall be solely for the Company's own account and the Participant shall have no right, title or interest therein. Accordingly, each Participant is solely an unsecured creditor of the Company with respect to any amount distributable to him under the Plan.

     Section 6.2.  Crediting of Deferrals.   The Company shall credit all
                   ----------------------
Deferral Contributions to a Participant's Deferral Contributions Account within a reasonable period following the date such deferred amounts would have been paid to the Participant if the Participant had not made a deferral election under Article IV. The Company shall credit all Matching Contributions made on behalf of a Participant pursuant to Article V to such Participant's Matching Contributions Account within a reasonable period following the date such amounts would have been contributed to the Tax-Qualified Thrift Plan if such amounts would have been otherwise permitted to be contributed thereunder.

     Section 6.3.  Statement of Accounts.   At the end of each Plan Year, each
                   ---------------------
Participant will be furnished a statement showing the value of his Accounts.

                                  ARTICLE VII

                       Supplemental Retirement Benefits.
                       --------------------------------

     Section 7.1.  Amount of Benefits.  If a Participant becomes entitled to
                   ------------------
receive a retirement benefit under the Tax-Qualified Retirement Plan, and such retirement benefit has been limited because of the exclusion of deferred compensation from creditable compensation under the Tax-Qualified Retirement Plan or limited as a result of the maximum compensation limitation imposed by
Section 401(a)(17)(as such exclusion and limitations are incorporated in the Tax-Qualified Retirement Plan), such Participant shall be entitled to receive under this Plan the portion of his retirement benefit under the Tax-Qualified Retirement Plan, determined without regard to the exclusion of deferred compensation from the definition of creditable compensation thereunder and without regard to the maximum compensation limitation thereunder, which exceeds the benefit payable to him under the Tax-Qualified Retirement Plan after applying such exclusion and maximum compensation limitations. Such benefit under this Plan shall be referred to hereinafter as a Participant's "Supplemental Retirement Benefit."

     Section 7.2.  No Supplemental Retirement Benefit Account.
                   ------------------------------------------
The amount of a Participant's Supplemental Retirement Benefit, if any, shall be determined at the time such Participant becomes entitled to receive a retirement benefit under the Tax-Qualified Retirement Plan, or such other time as the Committee shall determine in its sole discretion. The Company shall not be required to segregate on its books or otherwise any amount to be used for payment of Supplemental Retirement Benefits under this Plan and Supplemental Retirement Benefits shall not be credited to any Participant's Accounts, or otherwise deemed invested or credited with deemed earnings.


                                 ARTICLE VIII

                            Establishment of Trust
                            ----------------------

     Section 8.1.  Establishment of Trust.  The Company may, in its sole
                   ----------------------
discretion, establish a grantor trust (as described in Section 671 of the Code) for the purpose of accumulating assets to provide for the obligations hereunder. The assets and income of such trust shall be subject to the claims of the general creditors of an Employer hereunder, but only to the extent that such assets and income are attributable to the contributions of that individual Employer. The establishment of such a trust shall not affect the Employers' liability to pay benefits hereunder except that any such liability shall be offset by any payments actually made to a Participant under such a trust. In the event such a trust is established, the amount to be contributed thereto shall be determined by the Company and the investment of such assets shall be made in accordance with the trust document.

     Section 8.2.  Status of Trust. Participants shall have no direct or secured
                   ---------------
claim in any asset of the trust or in specific assets of their Employer and will have the status of general unsecured creditors of their Employer for any amounts due under this Plan. The assets and income of the trust will be subject to the claims of an Employer's creditors, but only to the extent that such assets and income are attributable to the contributions of that individual Employer.



                                  ARTICLE IX

                       Distribution of Account Balances
                       --------------------------------

     Section 9.1.  Distribution of Accounts.   Each Participant shall at all
                   ------------------------
times have a one hundred percent (100%) vested and nonforfeitable interest in his Deferral Contributions Account and shall have a vested and nonforfeitable interest in his Matching Contributions Account on the first day following completion of a given Year of Service in accordance with the following schedule:


          Years of Service
Percentage of Matching Contributions
                       -------------
            Account Vested
            --------------
            Less than 2
                 0%
         2 but less than 3
                20%
         3 but less than 4
                40%
         4 but less than 5
                60%
         5
               100%

With respect to each Participant who, as of the Effective date, is an employee of the Company or an Adopting Affiliate, such Participant's Accounts shall be paid to him (or in the event of his death, to his beneficiary) in cash in a single lump sum on the last day of the sixth (6th) calendar month following the calendar month in which occurs such Participant's termination of employment with the Company and all Adopting Affiliates. Notwithstanding the immediately preceding sentence, such a Participant may make an irrevocable election, subject to the Committee's approval, to have his Accounts paid to him (or in the event of his death, to his beneficiary) in any distribution form permitted under the Tax-Qualified Thrift Plan at any time after the last day of the sixth (6th) calendar month following the calendar month in which occurs the Participant's termination of employment, but not later than ninety (90) days after the date of his death. Such election must be made no later than the last day of the first calendar month following the calendar month in which occurs such Participant's termination of employment with the Company and all Adopting Affiliates. Notwithstanding anything in this
Article IX to the contrary, the Committee may establish a minimum amount of any installment payment to be made under the Plan.

     Section 9.2.  Emergency Payments.  A Participant may from time to time
                   ------------------
request, in such manner as may be satisfactory to the Committee, that the Committee authorize an emergency payment to such Participant of amounts credited to his Accounts. Any such distribution shall be for the sole purpose of enabling such Participant to meet his immediate and heavy financial needs arising as a result of personal injury, sickness, disability, substantial damage to real or personal property, or other unforeseen and extraordinary emergency of such Participant or a member of his immediate family. Children's educational expenses and the purchase and improvement of a residence are specifically excluded as events deemed to constitute an emergency for purposes of this Section 9.2. If an emergency payment is authorized, the Committee shall distribute to such Participant, within a reasonable time, an amount determined by the Committee to be sufficient to alleviate the financial hardship, but not in excess of the Participant's Account Balance as of such date. In determining the amount to be distributed, the Committee may take into account amounts reasonably available from other resources of the Participant.

     Section 9.3.  Distribution of Supplemental Retirement Benefits.  A
                   ------------------------------------------------
Participant's Supplemental Retirement Benefit shall be paid to him (or in the event of his death, to his beneficiary) at the same time and in the same manner as payment of his retirement benefit under the Tax-Qualified Retirement Plan is made.

     Section 9.4.  Distribution of Accounts of Certain Former Employees.  The
                   ----------------------------------------------------
Accounts of each Participant who terminated employment with the Company and all Adopting Affiliates prior to the Effective Date shall be paid to him (or in the event of his death, to his beneficiary) in cash in a single lump sum on April 1, 1998. Notwithstanding the immediately preceding sentence, each such Participant who terminated employment prior to the Effective Date may make an irrevocable election prior to January 1, 1998, to have his Accounts paid to him (or in the event of his death, to his beneficiary) in any distribution form permitted under the Tax-Qualified Thrift Plan at any time after April 1, 1998, but no later than ninety (90) days after the date of his death;

provided, that to the extent any such Participant filed an approved irrevocable
--------
election with the Committee prior to the Effective Date to have his Accounts paid to him (or in the event of his death, to his beneficiary) at a time or in a manner other than as provided in this Section 9.4, his Accounts shall be distributed in accordance with such election. Notwithstanding anything in this
Article IX to the contrary, the Committee may establish a minimum amount of any installment payment to be made under the Plan.

     Section 9.5.  Involuntary Distributions.   Notwithstanding the foregoing
                   -------------------------
provisions of this Article IX, the Committee may on its own initiative authorize the Company to distribute to any Participant (or to a designated beneficiary in the event of the Participant's death) all or any portion of the Participant's Account Balance or Supplemental Retirement Benefit if there is a change in tax law, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury, a decision by a court of competent jurisdiction involving a Participant or a beneficiary, or a closing agreement made under Section 7121 of the Code that is approved by the Internal Revenue Service and involves a Participant, and the Committee determines that a Participant has or will recognize income for federal income tax purposes with respect to amounts deferred under this Plan prior to the time such amounts are paid to the Participant.

     Section 9.6.  Forfeitures.  The extent to which a Participant's Matching
                   -----------
Contributions Account is not fully vested pursuant to Section 9.1 above shall be a "forfeiture." Except as provided below, a forfeiture shall be treated in the same manner as the Participant's other Accounts under the Plan until the earlier of (i) the Accounting Date on which the Participant with respect to whom the forfeiture arose incurs a one (1) year break in service (as defined in the Tax-Qualified Thrift Plan), or (ii) the Accounting Date as of which the Participant receives a total distribution of his Accounts under the Plan. Forfeitures shall be applied to reduce the obligations of the Participant's Employer to this Plan for the Plan Year coincident with or next following the date the forfeiture arose.

     Section 9.7.  Designation of Beneficiaries.  Each Participant may name any
                   ----------------------------
person (who may be named concurrently, contingently or successively) to whom the Participant's Account Balance under the Plan is to be paid if the Participant dies before such Account Balance is fully distributed. Each such beneficiary designation will revoke all prior designations by the Participant, shall not require the consent of any previously named beneficiary, shall be in a form either prescribed by or acceptable to the Committee and will be effective only when filed with the Committee during the Participant's lifetime. If a Participant fails to designate a beneficiary before his death, as provided above, or if the beneficiary designated by a Participant dies before the date of the Participant's death or before complete payment of the Participant's Account Balance, the Committee, in its discretion, may pay the Participant's Account Balance to either (i) one or more of the Participant's relatives by blood, adoption or marriage and in such proportions as the Committee determines, or
(ii) the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary. A Participant's beneficiary for purposes of the Tax-Qualified Retirement Plan shall be the beneficiary of his Supplemental Retirement Benefit.


                                   ARTICLE X

                           Amendment and Termination
                           -------------------------

     Section 10.1.  Amendment. The Company shall have the right to amend the
                    ---------
Plan by action of the Board (or a duly appointed delegate thereof) from time to time, except that no such amendment shall, without the consent of the Participant to whom deferred compensation has been credited to any Account under this Plan, adversely affect the right of the Participant (or his beneficiary) to receive payments of such deferred compensation under the terms of this Plan.

     Section 10.2.  Plan Termination. The Plan may be terminated with respect to
                    ----------------
the Company or any Employer at any time by action in its sole discretion. The Plan shall be automatically terminated (i) with respect to any Employer upon the termination of the Tax-Qualified Plans with respect to such Employer pursuant to the applicable provisions of the Tax-Qualified Plans; and (ii) with respect to any Adopting Affiliate upon such Adopting Affiliate's withdrawal from participation in the Tax-Qualified Plans pursuant to the applicable provisions of the Tax-Qualified Plans. Notwithstanding the foregoing, no termination of this Plan shall alter the right of a Participant (or his beneficiary) to payments of deferred compensation previously credited to such Participant's Accounts or to payments of Supplemental Retirement Benefits accrued under the Plan.

                                  ARTICLE XI

                              General Provisions
                              ------------------

     Section 11.1.  Non-Alienation of Benefits.  A Participant's rights to the
                    --------------------------
amounts credited to his Accounts and to any Supplemental Retirement Benefit under the Plan shall not be grantable, transferable, pledgeable or otherwise assignable, in whole or in part, by the voluntary or involuntary acts of any person, or by operation of law, and shall not be liable or taken for any obligation of such person. Any such attempted grant, transfer, pledge or assignment shall be null and void and without any legal effect.

     Section 11.2.  Withholding for Taxes.  Notwithstanding anything contained
                    ---------------------
in this Plan to the contrary, each Employer shall withhold from any distribution made under the Plan such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any State income tax act for purposes of paying any estate, inheritance or other tax attributable to any amounts distributable or creditable under the Plan.

     Section 11.3.  Immunity of Committee Members.   The members of the
                    -----------------------------
Committee may rely upon any information, report or opinion supplied to them by any officer of an Employer or any legal counsel, independent public accountant or actuary, and shall be fully protected in relying upon any such information, report or opinion. No member of the Committee shall have any liability to the Company or any Participant, former Participant, designated beneficiary, person claiming under or through any Participant or designated beneficiary or other person interested or concerned in connection with any decision made by such member of the Committee pursuant to the Plan which was based upon any such information, report or opinion if such member of the Committee relied thereon in good faith.

     Section 11.4.  Plan Not to Affect Employment Relationship.  Neither the
                    ------------------------------------------
adoption of the Plan nor its operation shall in any way affect the right and power of an Employer to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of any Participant at any time for any reason or without cause. By accepting any payment under this Plan, each Participant, former Participant, designated beneficiary and each person claiming under or through such person, shall be conclusively bound by any action or decision taken or made under the Plan by the Committee.

     Section 11.5.  Action by the Employers.
                    -----------------------

Any action required or permitted of an Employer under the Plan shall be by resolution of its Board of Directors or by a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such Committee.

     Section 11.6.   Effect on Other Employee Benefit Plans.  Any compensation
                     --------------------------------------
deferred or accrued under this Plan (including any Supplemental Retirement Benefit), and any amount credited to a Participant's Accounts under this Plan, shall not be included in the Participant's compensation or earnings for purposes of computing benefits under any other employee benefit plan maintained or contributed to by the Employer except as may otherwise be required under the terms of such employee benefit plans or applicable law.

     Section 11.7.   Assumption of Employer Liability.  The obligations of an
                     --------------------------------
Employer under the Plan may be assumed by any other Employer with the consent of the board of directors of the Company (or a duly appointed delegate thereof), in which case such Employer shall be obligated to satisfy all of the previous Employer's obligations under the Plan and the previous Employer shall be released from any continuing obligation under the Plan. At the Company's request, a Participant or designated beneficiary shall sign such documents as the Company may require in order to effectuate the purposes of this Section.

     Section 11.8.   Notices.  Any notice required to be given by the Company or
                     -------
the Committee hereunder shall be in writing and shall be delivered in person or by registered mail, return receipt requested. Any notice given by registered mail shall be deemed to have been given upon the date of delivery, correctly addressed to the last known address of the person to whom such notice is to be given.

     Section 11.9.   Gender and Number; Headings.  Wherever any words are used
                     ---------------------------
herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply; and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of sections and subsections of the Plan are inserted for convenience of reference and are not part of the Plan and are not to be considered in the construction thereof.

     Section 11.10.  Controlling Law.  The Plan shall be construed with respect
                     ---------------
to each Employer in accordance with the internal laws of the State where the principal place of business of such Employer is located, to the extent not preempted by any applicable federal law.

     Section 11.11.  Successors.  The Plan is binding on all persons entitled
                     ----------
to benefits hereunder and their respective heirs and legal representatives, on the Committee and its successor and on any Employer and its successor, whether by way of merger, consolidation, purchase or otherwise.

     Section 11.12.  Severability.  If any provision of the Plan shall be held
                     ------------
held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be enforced as if the invalid provisions had never been set forth therein.